## CORPORATE GUARANTY AND COVENANTS

This **CORPORATE GUARANTY** (this "**Guaranty**") is made as of July 9, 2018, by **RYDE GMBH**, a German corporation ("**Guarantor**") in favor of ICOx Innovations, Inc., a Nevada corporation ("**Lender**").

1. Guaranteed Obligations. For consideration, the adequacy and sufficiency of which is acknowledged, Guarantor unconditionally guaranties and promises to pay to Lender on demand, in lawful United States money, (a) all amounts that become due from WENN Digital, Inc., a Delaware corporation (the "**Borrower**") to Lender, under the Loan Agreement for $750,000 dated on or about the date hereof (the "**Loan Agreement**"), and (b) any other amounts that Lender may in the future loan or advance to Borrower ("**Guaranteed Obligations**").

2. Continuing Nature. This Guaranty is continuing and covers all Guaranteed Obligations, including those arising under successive transactions which continue or increase the Guaranteed Obligations from time to time, renew all or part of the Guaranteed Obligations after they have been satisfied, or create new Guaranteed Obligations. This Guaranty shall be effective and remain in full force and effect until terminated, in writing, and all Guaranteed Obligations are paid and performed in full.

3. Events Not Affecting Guaranteed Obligations. The following shall not affect, impair, or delay the enforcement of any or all Guaranteed Obligations: (a) any defense of Borrower to payment or performance of any or all Guaranteed Obligations, or (b) the discharge, modification of the terms of, reduction in the amount of, or stay of enforcement of any or all Guaranteed Obligations in any bankruptcy, insolvency, reorganization, or other legal proceeding or by any law, ordinance, regulation, or rule (federal, state, or local).

4. Guarantor Waivers. Guarantor waives, to the full extent permitted by law, presentment, notice of dishonor, protest, notice of protest, notice of intent to accelerate, notice of acceleration, notice of dishonor, and all other notices or demands of any kind. Guarantor further agrees that nothing contained herein shall prevent Lender from suing or from exercising any rights available under the Loan Agreement, and that the exercise of any of such rights shall not constitute a legal or equitable discharge of Guarantor. Without limiting the generality of the foregoing, Guarantor hereby expressly waives any and all benefits and defenses under the applicable provisions of California law or the laws of any other jurisdiction, including without limitation, any right of subrogation, reimbursement, indemnification, and contribution.

5. Affirmative Covenants. So long as any amounts remain outstanding under the Loan Agreement, the Guarantor shall:

(a) preserve and maintain its corporate existence and all its rights, licenses, powers, privileges, franchises and goodwill;

(b) carry on and conduct its business in a proper and efficient manner;

(c) comply in all material respects with the requirements of all applicable laws;

(d) preserve, protect and enhance the value of its assets, including, but not limited, maintaining and protecting all of its patents, trademarks and other intellectual property in good standing;

(e) advise the Lender immediately upon becoming aware of any Guarantor Default (as hereinafter defined); or

(f) promptly cure or cause to be cured any defects in the execution and delivery of this Agreement or any defects in the validity or enforceability of this Agreement.

6. Negative Covenants. So long as any amounts remain outstanding under the Loan Agreement, the Guarantor shall not do any of the following, without the prior written consent of Lender:

(a) accumulate, together with Borrower, more than $1,000,000 in trade payables, in the aggregate;

(b) surrender or lose possession of, sell, encumber, lease, rent, or otherwise dispose of or transfer any assets or right or interest therein, or grant or permit any lien or security interest on any assets; or

(c) permit or suffer to be done, anything that may impair the value of the Guarantor's assets.

7. Guarantor Default. The occurrence of any of the following events shall constitute a **"Guarantor Default"** under this Agreement:

(a) if the Guarantor defaults or breaches any of the covenants set forth in Sections 5 or 6 of this Agreement and, if the circumstances giving rise to such failure are capable of modification or rectification (such that, thereafter the term, condition or covenant would be observed or performed), the failure remains uncorrected for a period of 10 days following the earlier of (x) the date on which the Lender provides notice to the Guarantor of such failure; and (y) the date on which the Guarantor becomes aware of any such failure; or

(b) if the Guarantor (i) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (ii) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors, or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its properties and assets, and in the case of any such proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs, or (iii) takes any corporate action to authorize any of the above actions.

8. Rights And Remedies. Upon the occurrence or existence of a Guarantor Default, the Lender may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both. The rights and remedies of Lender shall be cumulative and non-exclusive. Delay, discontinuance, or failure to exercise any right or remedy of Lender shall not be a waiver thereof, or any other right or remedy of Lender. Exercise of any right or remedy of Lender shall not cure or waive any default or invalidate any act done in response to any default.

9. Governing Law; Jurisdiction; Attorney's Fees.

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THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

Any controversy or claim arising out of, or relating to, this Agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction over the party against which such judgment is rendered. The arbitration proceedings shall be conducted in LOS ANGELES, CALIFORNIA. Each of the parties shall select an arbitrator from a list provided by the American Arbitration Association that is mutually satisfactory to them. If the parties are unable to agree on an arbitrator, they shall each choose an arbitrator from a list provided by the American Arbitration Association. The two arbitrators so selected shall then select a third arbitrator mutually satisfactory to them from the list provided by the American Arbitration Association. The single arbitrator so selected by the aforesaid procedure shall hear the dispute and decide it. The award of the arbitrator shall be binding and final on all parties. Any and all legal, accounting and other costs and expenses incurred by the prevailing party shall be borne by the non-prevailing party.

TO THE EXTENT ANY ACTION OR PROCEEDING BETWEEN THE PARTIES, IS REQUIRED TO BE SUMIBMITTED OR RESOLVED IN A COURT OF LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS SUCCESSORS, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN LOS ANGELES, CALIFORNIA, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT MY SCREEN'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HEREBY AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ARBITRATION, SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY JURISDICTION OR COURT REFERRED TO ABOVE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE

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MAINTENANCE OF SUCH ARBITRATION, ACTION OR PROCEEDING IN ANY SUCH COURT.

EACH OF THE PARTIES IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

10. Attorney's Fees. Upon default under this Guaranty, the breaching party agrees to pay to the non-breaching party all attorneys' fees, plus all other expenses, incurred by the non-breaching party in exercising any of the non-breaching party's rights and remedies under this Guaranty, or otherwise attempting to collect the amounts due hereunder, as and when the same are incurred.

11. Integration, Entire Guaranty, Change, Discharge, Termination, Waiver, Approval, Consent, Etc. This Guaranty contains the complete understanding and agreement of Guarantor and Lender with respect to the subject matter thereof and supersedes all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of this Guaranty may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto. Delay or failure by Lender to insist on performance of any Guaranteed Obligation when due or compliance with any other term or condition herein shall not operate as a waiver thereof. Any approval, consent, or statement that a matter is satisfactory by Lender must be in writing executed by Lender and shall apply only to the person(s) and facts specifically set forth in the writing.

12. Binding Effect. This Guaranty shall inure to the benefit of Lender and his successors and assigns and shall be binding upon Guarantor and his executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries; provided, however, that Guarantor may not delegate any of its Guaranteed Obligations hereunder and any purported delegation shall be void.

13. Severability. If any provision or any part of any provision of this Guaranty is unenforceable, the enforceability of the other provisions and the remainder of the subject provision, respectively, shall not be affected and they shall remain in full force and effect.

14. Independent Advice of Counsel. GUARANTOR ACKNOWLEDGES THAT HE HAS BEEN ADVISED TO CONSULT WITH INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH THIS AGREEMENT AND HAS HAD THE OPPORTUNITY TO CONSULT WITH SUCH LEGAL COUNSEL.

15. Notices and Demands. All notices, requests and demands to be made hereunder to the parties hereto shall be in writing and shall be delivered by hand, or sent by registered or certified mail, postage prepaid, or overnight courier, to the addresses for the parties set forth herein, or such other addresses which the parties may provide to one another in accordance herewith. Such notices, requests and demands shall be deemed given and received two (2) days after deposit in the United States mail or with the overnight courier.

**IN WITNESS WHEREOF**, Guarantor has executed this Guaranty as of the day and year first above written.

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**RYDE GMBH**

By: /s/ Jan Denecke

Name: Jan Denecke

Title: Chief Financial Officer

**ICOX INNOVATIONS, INC.**

By: /s/ Michael Blum

Name: Michael Blum

Title: Chief Financial Officer

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